UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 25, 2013

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On March 25, 2013, Franklin Covey Co. (the Company) entered into the Third Modification Agreement (the Third Modification Agreement) to its existing amended and restated secured credit agreement (the Restated Credit Agreement) with JPMorgan Chase Bank, N.A. (the Lender).  The Lender also provides the majority of the Company’s day-to-day banking services.

The primary purposes of the Third Modification Agreement are to extend the maturity date of the Restated Credit Agreement from March 31, 2015 to March 31, 2016 and to increase the caps for permitted business acquisitions.

The Third Modification Agreement continues to provide a revolving line of credit facility with a maximum borrowing amount of $10.0 million and the interest rate on the revolving line of credit will continue to be LIBOR plus 2.50% per annum.  The Third Modification Agreement continues to have debt covenants that include 1) a Funded Debt to EBITDAR ratio, 2) a Fixed Charge Coverage ratio, and 3) a limit on capital expenditures.  These financial covenants remain the same as defined in previous modifications to the Restated Credit Agreement.

The other key terms and conditions of the Third Modification Agreement are substantially the same as those defined in the Restated Credit Agreement.  The Restated Credit Agreement was described in the Company’s Form 8-K filed on March 17, 2011, which information is incorporated by reference herein.

In connection with the Third Modification Agreement, certain of the Company’s subsidiaries entered into a Consent and Agreement of Guarantor.

The foregoing description of the Third Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Third Modification Agreement and the Consent and Agreement of Guarantor which are filed as Exhibits 10.1 and 10.2 attached hereto.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

On March 25, 2013, the Company and certain of its subsidiaries entered into the Third Modification Agreement and a Consent and Agreement of Guarantor with the Lender as described above in Item 1.01.  The information in Item 1.01 is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits:

10.1	Third Modification Agreement by and between JPMorgan Chase Bank, N.A. and Franklin Covey Co., dated March 25, 2013.

10.2	Consent and Agreement of Guarantor by and between JPMorgan Chase Bank, N.A. and Franklin Covey Co., dated March 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	March 26, 2013	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer